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Exhibit 24


                     ASCENT ENTERTAINMENT GROUP, INC.

                            POWERS OF ATTORNEY


     Each of the undersigned hereby appoints Charles Lyons, President, Chairman and Chief Executive Officer, James A. Cronin, III, Executive Vice President, Chief Operating Officer and Chief Financial Officer, Arthur M. Aaron, Vice President, Business & Legal Affairs and Secretary, and David B. Ehrlich, Assistant General Counsel, and each of them severally, his true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement on Form S-4 relating to the registration of the Company's 11 7/8% Senior Secured Discount Notes Due 2004, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                         (1)  Principal executive officer


Date:  January 15, 1998               /s/ Charles Lyons*
                         ------------------------------------------
                         (Charles Lyons, President
                         and Chief Executive Officer)


                         (2)  Principal financial officer


Date:  January 15, 1998                /s/ James A. Cronin, III*
                         ------------------------------------------
                         (James A. Cronin, III, Executive Vice
                         President, Chief Financial Officer and
                         Chief Operating Officer)


                         (3)  Principal accounting officer


Date:  January 15, 1998                /s/ David A. Holden*
                         ------------------------------------------
                         (David A. Holden, Vice President,
                         Finance and Controller)

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                                       (4)   Board of Directors


Date:  January 15, 1998                 /s/ Charles Lyons*
                         ------------------------------------------
                         (Charles Lyons, Chairman of the Board)



Date:  January 15, 1998                 /s/ James A. Cronin, III*
                         ------------------------------------------
                         (James A. Cronin, III, Director)



Date:  January 15, 1998                 /s/ Peter Barton*
                         ------------------------------------------
                         (Peter Barton, Director)



Date:  January 15, 1998                 /s/ Charles M. Neinas*
                         ------------------------------------------
                         (Charles M. Neinas, Director)



Date:  January 15, 1998                 /s/ Charles M. Lillis*
                         ------------------------------------------
                         (Charles M. Lillis, Director)



Date:  January 15, 1998                  /s/ Paul Gould*
                         ------------------------------------------
                         (Paul Gould, Director)